Acquisitions - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Business Acquisition [Line Items]
Aggregate purchase price, net of cash acquired, for the acquisitions	$ 117.0	$ 169.5	$ 35.7
Aggregate purchase price, net of cash acquired, for the acquisitions, net tangible assets	13.0	28.9	8.6
Assets acquired in acquisitions, intangible assets	44.0	69.3	12.6
Amount allocated to goodwill	$ 60.0	$ 71.3	$ 14.5